UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 7, 2006
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                      Transnational Financial Network, Inc.
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        (Exact name of small business issuer as specified in its charter)


California                      1-14219                             94-2964195
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(State or other jurisdiction    (Commission File            (I.R.S.Employer
of incorporation)                  Number)                  Identification No.)

401 Taraval Street, San Francisco, CA                       94116
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(Address of principal executive offices)                    (Zip Code)
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(Registrant's telephone number, including area code: (415) 242-7800


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(Former name, former address and former fiscal year, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrantunder any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On February 7, 2006, the Board of Directors of Transnational Financial Network, Inc. named Thomas E. Schott as its Senior Vice President and Chief Financial Officer.

Mr. Schott joined the company in July 2005 after serving as Chief Financial Officer of Diablo Funding Group, Inc., a California based mortgage company. Prior to joining Diablo Funding Group, Inc. in 2004, he served as Vice - President/Controller of Wausau Mortgage Corporation, a position he assumed in 1999.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf, thereby duly authorized.



    Date: February 10, 2006
                                        Transnational Financial Corporation


                                        /s/ Joseph Kristul
                                        Joseph Kristul, Chief Executive Officer